SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                      Date of Report: November 11, 1999
                      (Date of Earliest Event Reported)

                         COMMAND SECURITY CORPORATION
           (Exact name of Registrant as Specified in its Charter)

                                   New York
                           (State of Incorporation)

                                   0-18684
                           (Commission File Number)

                                  14-1626307
                      (IRS Employer Identification No.)

                Lexington Park, Lagrangeville, New York 12540
                   (Address of Principal Executive Offices)

                                (914) 454-3703
                       (Registrant's Telephone Number)

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Item 1-Item 4     Not Applicable.

Item 5 : Other Events.    Not Applicable.

Item 6     Not Applicable.

Item 7     Financial Statements and Exhibits.

           (a),(b)

           (c) Exhibits

           (i) Press release dated November 11, 1999.

Item 8.    Not applicable.

Item 9.    Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 1999                      COMMAND SECURITY CORPORATION


                                             By: /s/ Nathan Nelson
                                                 Nathan Nelson
                                                 Chief Financial Officer

FOR IMMEDIATE RELEASE  CONTACT: William C. Vassell  Donald Radcliffe
                                Chairman            Radcliffe & Associates, Inc.
                                Tel: (914)454-3703  Tel: (212)605-0174

                    BOARD OF DIRECTORS OF COMMAND SECURITY
              AUTHORIZES ADDITIONAL PURCHASE OF ITS COMMON STOCK

Lagrangeville, New York *** November 11, 1999 *** Command Security Corporation (NASDAQ:CMMD) announced today that its Board of Directors has authorized the purchase of an additional 100,000 shares of its common stock. The Board had announced its intention to purchase the initial 100,000 shares on October 12, 1999. As of November 9, 1999 the company had purchased 81,800 of those 100,000 shares. These purchases will be made in the open from time to time depending on market conditions.

William C. Vassell, Chairman of Command said, "The Board continues to feel that our common stock is undervalued in view of our improving fundamentals as evidenced by our recent quarterly results. We announced on November 1, 1999 that the Company had earned $.07 per share for the quarter and $.10 for the first six months. We are also pleased that our senior lender again granted us a waiver from the standard covenants in our loan agreement to allow us to continue to take advantage of this opportunity."

The Company also announced that it has filed its 10-Q for the quarter ended September 30, 1999 today.

Statements in this press release other than statements of historical fact are "forward-looking statements." Such statements are subject to certain risks and uncertainties including the demand for the Company's services, litigation, labor market, and other risk factors identified from time to time in the Company's filings with the Securities and Exchange Commission that could cause actual results to differ materially from any forward looking statements. These forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

Command Security Corporation provides security services through company-owned offices in New York, New Jersey, California, Illinois, Connecticut, Florida, Georgia, Massachusetts and Pennsylvania and provides services to independent security companies nationwide.

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